UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 15, 2026

PINE TREE ACQUISITION CORP.
(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-43499	N/A
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

418 Broadway, #6538

Albany, NY 12207

(Address of Principal Executive Offices) (Zip Code)

(345) 623-2740

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one Class A ordinary share and one right	PAXGU	The Nasdaq Stock Market LLC

Class A Ordinary Shares, par value $0.0001 per share	PAXG	The Nasdaq Stock Market LLC

Rights, each entitling the holder to three-fourths of one Class A ordinary share upon the completion of the Company’s initial business combination	PAXGR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On October 15, 2026, Pine Tree Acquisition Corp. (the “Company”), a Cayman Islands exempt company, consummated the sale of 600,000 units (“Units”) pursuant to the partial exercise of the over-allotment option granted to Maxim Group LLC, as underwriter and sole book-running manager in the Company’s initial public offering, at $10.00 per unit, generating gross proceeds of $6,000,000.  Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (“Ordinary Share”), and one right (“Right”), with each Right entitling its holder to receive three-fourths (3/4) of one Ordinary Share upon the completion of the Company’s initial business combination.

Simultaneously with the consummation of the sale of the additional Units, the Company also issued 24,000 Ordinary Shares to an entity designated by Maxim Group LLC.

As of October 15, 2026, a total of $106,000,000 of the net proceeds from the IPO and the concurrent private placement were deposited in a trust account established for the benefit of the Company’s public shareholders.

A copy of the press release issued by the Company announcing the consummation of the sale of additional Units pursuant to the over-allotment option is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits:

Exhibit	Description
99.1	Press Release Announcing Consummation of Sale of Over-Allotment Option Units.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 15, 2026

PINE TREE ACQUISITION CORP.

By:	/s/ Wei Qian
Name:	Wei Qian
Title:	Chief Executive Officer

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